EXHIBIT 10
                                   ----------

                                 FIRST AMENDMENT
                                     TO THE
                            CANANDAIGUA BRANDS, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


     The Canandaigua Brands, Inc. Supplemental Executive Retirement Plan (the "SERP") is hereby amended, effective with respect to benefit credits to participants for periods from March 1, 1998, and thereafter, as follows:

                                        I

          The phrase, "Employer Basic Contributions and Employer Supplemental Contributions", shall be substituted for the phrase, "Employer Basic Contributions", each time it appears in Sections 1.2 and 2.2 of the SERP.

                                       II

          Except as amended herein, the SERP, as adopted effective March 1, 1998, shall remain in full force and effect.


Executed in multiple originals this 26th day of March, 1999.
                                    ----        -----

                                              CANANDAIGUA BRANDS, INC.

                                              By:  /s/ George H. Murray
                                                   -----------------------------
                                              Its: Chief Human Resources Officer
                                                   -----------------------------